  EX-35.1
(logo) KeyBank
Real Estate Capital

February 28, 2012

Statement of Compliance
For Period ending December 31, 2011

Re: Transactions per Attachment A

I, Diane Haislip, in my capacity as Senior Vice President of KeyCorp Real
Estate Capital Markets, Inc. (KRECM), do hereby state that:

* A review of the Primary Servicing and Master Servicing activities of
  KRECM during the above stated period and of its performance, under the Agreement(s), has been made under my supervision, and,

* To the best of my knowledge, based on such review, KRECM
  has fulfilled all of its obligations under the Agreement in all material respects throughout the reporting period.

By:

/s/ Diane Haislip
Diane Haislip
Senior Vice President

Date:

February 28,2012

911 Main Street, Suite 1500 * Kansas City, MO 64105
Toll Free (888) 979-1200 * Direct (816) 221-8800 * www.keybank.com

(page)

KeyCorp Real Estate Capital Markets, Inc.
For the period of January 1 through December 31, 2011
Attachment A to Officer's Certificate

Commercial Mortgage Pass-Through Certificates, as Master Servicer

1.  Banc of America Large Loan, Inc., Commercial Mortgage Pass-Through
    Certificates, Series 2007-BMBl, dated 08/01/2007
2.  Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-KAIV, dated 6/1/11
3.  Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2006-C1, dated 03/01/2006
4.  Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2006-C4, dated 09/01/2006
5.  Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2006-C5, dated 12/01/2006
6.  Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2006-TFL1, dated 04/09/2006
7.  Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2006-TFL2, dated 11/09/2006
8.  Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-TFL1, dated 03/09/2007
9.  Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-TFL2, dated 07/09/2007
10. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-C4, dated 09/01/2007
11. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-C2, dated 05/01/2007
12. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-C3, dated 06/01/2007
13. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-C5, dated 11/01/2007
14. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2008-C1, dated 04/14/2008
15. Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage
    Pass-Through Certificates, Series COMM 2007-C9, dated 08/01/2007
16. Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage
    Pass-Through Certificates, Series CD 2007-CD5, dated 11/21/2007
17. Deutsche Mortgage & Asset Receiving Corporation, Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K16, Dated 12/1/11
18. GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through
    Certificates, Series 2007-C1, dated 05/01/2007 Greenwich Capital Commercial
    Funding Corp., Commercial Mortgage Pass-Through Certificates, Series
    2007-GG11, dated 02/12/2007
19. Hartford Mezzanine Investors I-CRE CDO 2007-1, Ltd., dated 08/08/2007
20. Highland Park CDO I, Ltd., dated 12/20/2006

Classification: KeyCorp Public

(page)

KeyCorp Real Estate Capital Markets, Inc.
For the period of January 1 through December 31, 2011
Attachment A to Officer's Certificate

Commercial Mortgage Pass-Through Certificates, as Master Servicer (continued)

21. J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2007-CIBC20, dated 08/03/2007
22. J.P. Morgan Chase Commercial Mortgage Securities Trust 2009-IWST Commercial
    Mortgage Pass-Through Certificates, Series 2009-IWST, dated 12/23/2009
23. J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2010-CNTR, dated 9/13/10
24. J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage
    PassThrough Certificates, Series2011-K14, dated 8/1/11
25. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust
    Pass-Through Certificates, Series 2007-8, dated 08/01/2007
26. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust
    Pass-Through Certificates, Series 2007-9, dated 08/01/2007
27. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage
    Pass-Through Certificates, Series 2006-2, dated 06/01/2006
28. Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Floating Trust
    Pass-Through Certificates, Series 2006-1, dated 11/01/2006
29. Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Mortgage Trust
    Commercial Mortgage Pass-Through Certificates, Series 2007-C1, dated
    08/01/2007
30. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage
    Pass-Through Certificates, Series 2007-5, dated 03/01/2007
31. Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Mortgage Trust
    Commercial Mortgage Pass-Through Certificates, Series 2008-C1, dated
    06/12/2008
32. Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
    Certificates, Series 2007-IQ16, dated 06/22/2007
33. Structured Asset Securities Corporation II, LB Commercial Mortgage Trust
    Pass through Certificates, Series 2007-C3, dated 07/11/2007
34. Structured Asset Securities Corporation II, LBUBS Commercial Mortgage Trust
    2007-C1, dated 02/12/2007
35. Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust
    Pass through Certificates, Series 2007-C6, dated 08/13/2007
36. Waterfall Victoria Depositor LLC, Mortgage-backed Certificates, Series
    2011-SBC2, dated 1/1/11

Classification: KeyCorp Public

(page)

KeyCorp Real Estate Capital Markets, Inc.
For the period of January 1 through December 31, 2011
Attachment A to Officer's Certificate

Commercial Mortgage Pass-Through Certificates, as Primary Servicer

1.  Bank of America Commercial Mortgage, Inc, Commercial Mortgage Pass-Through
    Certificates, Series 2006-1, dated 03/01/2006
2.  Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
    Certificates, Series 2008-1, dated 06/27/2008
3.  Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K704, dated 11/1/11
4.  Banc of America Merrill Lynch Commercial Mortgage Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K13, dated 5/1/11
5.  Bear Stearns Commercial Mortgage, Inc., Maiden Lane Commercial
    Mortgage-Backed Securities Trust 2008-1, dated 06/26/2008
6.  Citigroup Commercial Mortgage Securities Inc., UBS-Citigroup Commercial
    Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates,
    Series 2011-C1, dated 12/1/11
7.  Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage
    Pass-Through Certificates, Series 2009-K4, dated 10/22/2009
8.  Deutsche Mortgage & Asset Receiving Corporation, Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K11, dated 3/1/11
9.  J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2011-C3, dated 3/1/11
10. J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2011-C4, dated 6/1/11
11. J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
    Pass-Through Certificates, Series 2011-C5, dated 9/1/11
12. J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K702, dated 6/1/11
13. J.P. Morgan Chase Commercial Mortgage Securities Corp., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K10, dated 2/1/11
14. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust
    Pass-Through Certificates, Series 2007-6, dated 04/01/2007
15. Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
    Certificates, Series 2008-TOP29, dated 02/29/2008
16. Morgan Stanley Capital I, Inc., Multifamily Mortgage Pass-Through
    Certificates, Series 2011-K701, dated 3/1/11
17. Structured Asset Securities Corporation II, LBUBS Commercial Mortgage Trust
    2006-C7, dated 11/13/2006
18. Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust
    Pass through Certificates, Series 2007-C7, dated 11/12/20071
19. Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K15, dated 11/1/11

Classification: KeyCorp Public

(page)

KeyCorp Real Estate Capital Markets, Inc.
For the period of January 1 through December 31, 2011
Attachment A to Officer's Certificate

Commercial Mortgage Pass-Through Certificates, as Primary Servicer (continued)

20. Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K703, dated 9/1/11
21. Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage
    Pass-Through Certificates, Series 2011-K12, dated 4/1/11

Classificaton: KeyCorp Public